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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): August 17, 1999

                         ------------------------------

                          VERITAS SOFTWARE CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                    000-26247                  77-0507675
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(State or other jurisdiction         (Commission              (I.R.S. Employer
    of incorporation)                 File Number)           Identification No.)


                              1600 Plymouth Street
                         Mountain View, California 94043
            --------------------------------------------------------
           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code: (650) 335-8000

                          -----------------------------

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Item 5: Other Events

        On August 17, 1999, VERITAS Software Corporation announced that it has acquired the assets of NuView, Inc. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.



Item 7: Financial Statements and Exhibits.

        (c)     Exhibits


        99.1 Press release dated August 17, 1999.



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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 20, 1999

                                       VERITAS SOFTWARE CORPORATION



                                       By: /s/ Jay A. Jones
                                           -------------------------------------
                                           Jay A. Jones
                                           Senior Vice President, Chief
                                           Administrative Officer & Secretary

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                                  EXHIBIT INDEX


99.1 Press release of the Company dated August 17, 1999.